SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

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WILSHIRE MUTUAL FUNDS, INC.

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IMPORTANT NEWS ABOUT WILSHIRE MUTUAL FUNDS, INC.

August 23, 2018

Dear Shareholder:

We are pleased to inform you that, at the recommendation of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), the Board of Directors of Wilshire Mutual Funds, Inc. (the “Company”) has approved the following:

(i)

an amended subadvisory agreement between Wilshire and Pzena Investment Management, LLC (“Pzena”), pursuant to which Pzena serves as a new subadviser to the Wilshire International Equity Fund (the “International Fund”) effective June 25, 2018;

(ii)

a subadvisory agreement between Wilshire and Manulife Asset Management (US) LLC (“Manulife”), pursuant to which Manulife serves as a new subadviser to the Wilshire Income Opportunities Fund (the “Income Fund” and together with the International Fund, the “Funds”) effective June 21, 2018; and

(iii)	a subadvisory agreement between Wilshire and Voya Investment Management Co. LLC (“Voya”), pursuant to which Voya serves as a new subadviser to the Income Fund effective June 20, 2018.

In conjunction with the hiring of Pzena, Wilshire terminated Cambiar Investors, LLC as a subadviser to the International Fund. Los Angeles Capital Management and Equity Research, Inc. and WCM Investment Management continue to serve as subadvisers to the International Fund. In conjunction with the hiring of Manulife and Voya, Wilshire terminated Guggenheim Partners Investment Management, LLC as a subadviser to the Income Fund. DoubleLine Capital LP continues to serve as a subadviser to the Income Fund. Wilshire, the Company’s investment adviser, continues to oversee the subadvisers of the International Fund and the Income Fund.

Please note that, in reliance on an exemptive order issued by the Securities and Exchange Commission, changes in subadvisers for the Income Fund and the International Fund do not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of this document is to provide you with certain additional information about these changes that we are required to make available to you.

The next few pages of this document feature more information about the new subadvisers, including their respective investment processes and styles. Please take a few moments to read the information contained herein and call us at 1-866-591-1568, if you have any questions.

On behalf of the Board of Directors, I thank you for your continued investment in the Funds.

Sincerely,

Jason A. Schwarz

Director and President

WILSHIRE MUTUAL FUNDS, INC.

INFORMATION STATEMENT TO THE SHAREHOLDERS OF THE
WILSHIRE INTERNATIONAL EQUITY FUND AND THE
WILSHIRE INCOME OPPORTUNITIES FUND

This document is an Information Statement and is being furnished to shareholders of the Wilshire International Equity Fund (the “International Fund”) and the Wilshire Income Opportunities Fund (the “Income Fund”), each a series of Wilshire Mutual Funds, Inc. (the “Company”), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC”). Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) serves as the investment adviser for the Company. The exemptive order permits Wilshire to employ additional subadvisers, terminate subadvisers, and modify subadvisory agreements without prior approval of the Company’s shareholders.

Under the SEC order, if Wilshire retains a new subadviser or materially changes an existing subadvisory agreement between Wilshire and a subadviser, shareholders of the affected portfolios of the Company are required to be provided an Information Statement explaining any changes and disclosing the aggregate fees paid to the subadvisers of such portfolios as a result of those changes. A copy of the amended subadvisory agreement with Pzena Investment Management, LLC (“Pzena”) on behalf of the International Fund is attached to this Information Statement as Appendix A. A copy of the respective subadvisory agreements with Manulife Asset Management (US) LLC (“Manulife”) and Voya Investment Management Co. LLC (“Voya”) on behalf of the Income Fund are attached to this Information Statement as Appendix B.

The International Fund and the Income Fund will each bear the expenses incurred in connection with preparing and mailing this Information Statement to its respective shareholders. Information on shareholders who owned beneficially 5% or more of the shares of the International Fund and the Income Fund as of July 25, 2018 is set forth in Appendix C. To the knowledge of the Company, the executive officers and Directors of the Company as a group owned less than 1% of the outstanding shares of each of the International Fund, the Income Fund and the Company as of July 25, 2018.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS
DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR
A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement will be available on the Company’s website at http://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireIncomeOpportunitiesFund.aspx and http://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireInternationalEquityFund.aspx until November 26, 2018.

Appointment of a New Subadviser to the International Fund and
Appointment of Two New Subadvisers to the Income Fund

On May 15, 2018, the Board of Directors of the Company (the “Board” and each individually, a “Director”) approved the following: (i) an amended subadvisory agreement between Wilshire and Pzena pursuant to which Pzena serves as a new subadviser to the International Fund effective June 25, 2018 (the “Pzena Subadvisory Agreement”); (ii) a subadvisory agreement between Wilshire and Manulife pursuant to which Manulife serves as a new subadviser to the Income Fund effective June 21, 2018 (the “Manulife Subadvisory Agreement”); and (iii) a subadvisory agreement between Wilshire and Voya pursuant to which Voya serves as a new subadviser to the Income Fund effective June 20, 2018 (the “Voya Subadvisory Agreement”). In conjunction with the hiring of Pzena, Wilshire terminated Cambiar Investors, LLC as a subadviser to the International Fund. Los Angeles Capital Management and Equity Research, Inc. and WCM Investment Management continue to serve as subadvisers to the International

Fund. In conjunction with the hiring of Manulife and Voya, Wilshire terminated Guggenheim Partners Investment Management, LLC as a subadviser to the Income Fund. DoubleLine Capital LP continues to serve as a subadviser to the Income Fund. Wilshire, the Company’s investment adviser, continues to oversee each of the subadvisers.

At the meeting on May 15, 2018, in connection with the review of Wilshire’s proposed subadvisory agreements with each of Pzena, Manulife and Voya (each a “Subadviser” and collectively, the “Subadvisers”), the Board evaluated information provided by Wilshire and each Subadviser in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The information that follows outlines the Board’s considerations associated with its approval of each of the Pzena Subadvisory Agreement, the Manulife Subadvisory Agreement and the Voya Subadvisory Agreement (collectively, the “Subadvisory Agreements”). (For purposes of the following discussion of the Board’s considerations, each of the Income Fund and the International Fund may be referred to as a “Fund.”) In connection with its deliberations regarding the approval of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services to be performed by the Subadvisers under the proposed subadvisory arrangements; comparative fees as provided by the Subadvisers; the profits to be realized by the Subadvisers; the extent to which the Subadvisers would realize economies of scale as a Fund grows; and whether any fall-out benefits would be realized by the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Directors who are not “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”) discussed the approval of the Subadvisory Agreements with management and in private sessions with independent legal counsel at which no representatives of the Subadvisers were present.

As required by the 1940 Act, each approval of the Subadvisory Agreements was confirmed by a separate vote of the Independent Directors. In deciding to approve each of the Subadvisory Agreements, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Received

As noted above, the Board, including all of the Independent Directors, considered the approval of each of the Subadvisory Agreements at the Board’s May 15, 2018 meeting. The Directors received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Directors also received information from each Subadviser as to the Fund it would manage describing: (i) the nature, extent and quality of services to be provided; (ii) the financial condition of the Subadviser; (iii) the extent to which economies of scale may be realized as the Fund grows; (iv) whether fee levels reflect any possible economies of scale for the benefit of the Fund’s shareholders; (v) comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients; and (vi) benefits to be realized by the Subadviser from its relationship with the Fund. The Independent Directors were assisted in their review by independent legal counsel.

As part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is composed solely of Independent Directors), which also met on May 15, 2018 to review data on each Subadviser’s performance for managing investment products similar to the applicable Fund. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of each of the Funds to approve each of the Subadvisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services to be provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of each Subadviser, the investment approach of each Subadviser, the experience and skills of investment personnel to be responsible for the day-to-day management of the applicable Fund, and the resources made available to such personnel. In addition, the Board considered the analysis provided by the Adviser, which concluded that each Subadviser would provide reasonable services and recommended that each Subadvisory Agreement be approved. With respect to Pzena, the Board considered its prior experience with Pzena for managing another fund of the Company.

The Board reviewed information comparing Manulife’s and Voya’s annualized gross investment performance for managing investment products similar to the Income Fund to the Bloomberg Barclays U.S. Universal Index (the “Universal Index”) for the one-, two-, three- and five-year periods ended March 31, 2018. The Board noted that Manulife and Voya outperformed the Universal Index for all periods reviewed.

The Board also reviewed information comparing Pzena’s annualized gross investment performance for managing investment products similar to the International Fund to the MSCI ACWI ex-USA Index (the “MSCI ACWI Index”) for the one-, two- and three-year periods ended March 31, 2018. The Board noted that Pzena outperformed the MSCI ACWI Index for the two- and three-year periods.

Subadvisory Fees

The Board considered each Subadviser’s proposed subadvisory fee. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

With respect to the Subadvisers’ reported fees for “Other Clients” with comparable investment policies and services, for the Subadviser where the fees charged to the Adviser were higher than that charged to Other Clients, the Board determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to each Subadviser would be limited due to the current size of each of the Funds. The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

Economies of Scale

The Board considered whether there may be economies of scale with respect to the subadvisory services to be provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate under each Subadvisory Agreement is reasonable in relation to the asset size of the applicable Fund. The Board concluded that the fee schedule for each Subadviser reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board also considered the character and amount of other incidental benefits to be received by each of the Subadvisers. The Board considered Pzena’s soft dollar practices. The Board concluded that, taking into account any such other benefits, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Subadvisory Agreement are fair and reasonable, that the approval of each Subadvisory Agreement is in the best interests of each of the Funds.

PZENA

In managing its portion of the International Fund, Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies to determine whether the problems that caused the earnings shortfalls are temporary or permanent.

Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery, and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when it believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.

Pzena is located at 320 Park Avenue, 8th Floor, New York, New York 10022. As of May 31, 2018, Pzena managed approximately $37.1 billion in assets. Pzena’s investment team consists of Caroline Cai, Allison Fisch and John Goetz for the International Fund. Pzena has also served as a subadviser to the Large Company Value Portfolio, a series of the Company, since December 23, 2004.

Ms. Caroline Cai is a Principal and Portfolio Manager for the Global, International, European and Emerging Markets strategies, and the Financial Opportunities service. Prior to joining Pzena Investment Management in 2004, Ms. Cai was a senior analyst at AllianceBernstein LLP, and a business analyst at McKinsey & Company.

Ms. Allison Fisch is a Principal and Portfolio Manager for the International and Emerging Markets strategies. Prior to joining Pzena Investment Management in 2001, Ms. Fisch was a business analyst at McKinsey & Company.

Mr. John Goetz is a Managing Principal and Co-Chief Investment Officer of Pzena, as well as serving as a Portfolio Manager for the Global, International, European, Emerging Markets and Japan Focused Value strategies. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation, his last as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide.

Aggregate Fees

Wilshire’s annual advisory fee for the International Fund is 1.00% on the first $1 billion in assets and 0.90% on the International Fund’s assets in excess of $1 billion. For the fiscal year ended December 31, 2017, the International Fund paid Wilshire $3,136,195 in net advisory fees.

For the fiscal year ended December 31, 2017, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the International Fund totaled $1,063,535. These aggregate subadvisory fees represented 0.59% of the average net assets of the International Fund as of the fiscal year ended December 31, 2017.

For the fiscal year ended December 31, 2017, the aggregate subadvisory fees that would have been paid by Wilshire if the Pzena Subadvisory Agreement was in effect with respect to the International Fund was $1,228,916. If the Pzena Subadvisory Agreement had been in effect rather than the subadvisory agreement with Cambiar Investors, LLC, the percentage difference between the amounts actually paid by Wilshire and the amounts that would have been paid by Wilshire under all subadvisory agreements is 15.55% higher for the International Fund.

All subadvisory fees are paid by Wilshire and not the Company. The fee paid by Wilshire to the Subadviser depends on the fee rates negotiated by Wilshire and on the percentage of the assets of the International Fund allocated by Wilshire to Pzena. Because Wilshire pays the Subadviser’s fees out of its own fees received from the International Fund, there is no “duplication” of advisory fees paid.

Terms of Pzena Subadvisory Agreement

The Pzena Subadvisory Agreement will continue in effect until August 31, 2019, unless sooner terminated as provided in certain provisions contained in the Pzena Subadvisory Agreement. The Pzena Subadvisory Agreement will continue in effect from year to year thereafter with respect to the International Fund so long as the Pzena Subadvisory Agreement is specifically approved at least annually in the manner required by the 1940 Act.

The Pzena Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or the Subadviser on sixty days’ prior written notice to the other party. The Pzena Subadvisory Agreement may be terminated by the International Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the International Fund (as defined by the 1940 Act) on sixty days’ written notice to the Subadviser by the International Fund. The Pzena SubAdvisory Agreement may also be terminated at any time without payment of any penalty by Wilshire, the Board or a vote of the majority of outstanding voting securities of the International Fund in the event the Subadviser has taken any action which results in a material breach of the covenants of the Subadviser under the Pzena Subadvisory Agreement. The Pzena Subadvisory Agreement will automatically terminate with respect to the International Fund if the Investment Advisory Agreement between Wilshire and the International Fund is terminated, assigned or not renewed.

Additional Disclosure Regarding Pzena

The following information was provided by Pzena regarding the accounts for which Pzena acts as an adviser and which have investment objectives similar to that of the International Fund.

Fund Name	Approximate Net Assets (as of May 31, 2018)	Fee Rate (% of average daily net assets)
Pzena International Value All Country (Ex-U.S.) CIT	$275 million	0.60%

The names and principal occupations of the principal executive officers and each director of Pzena are listed below. The address for each such officer or director is 320 Park Avenue, 8th Floor, New York NY 10022.

Name	Title/Principal Occupation
Richard S. Pzena	Managing Principal, Chief Executive Officer and Co-Chief Investment Officer
John P. Goetz	Managing Principal and Co-Chief Investment Officer
William L. Lipsey	Managing Principal and Head of Marketing and Client Services
Gary Bachman	Managing Principal and Chief Operating Officer
Jessica Doran	Chief Financial Officer
Benjamin Silver	Portfolio Manager
Manoj Tandon	Director of Research and Portfolio Manager

MANULIFE

In managing its portion of the Income Fund, Manulife invests in a diversified portfolio of government, corporate and securitized debt securities and other instruments issued in developed and emerging market countries, which may be denominated in US dollars or other foreign currencies. Although Manulife may invest in non-investment grade rated debt instruments, including those in default (commonly referred to as “junk” bonds or securities), it generally intends to keep its average credit quality in the investment-grade range. Manulife allocates assets among the types of instruments noted above based on analysis of global economic factors, such as fiscal and monetary policies, projected international interest-rate movements, market volatility, political environments and currency trends. In abnormal circumstances, Manulife may invest up to 100% of its portion of the Income Fund in assets in any one type of instrument. Within each type of security, Manulife looks for investments that are appropriate in terms of yield, credit quality, structure and liquidity. Relative yield analysis and risk/reward ratios are the primary considerations in selecting securities. Manulife may invest in derivatives such as futures, options, and swaps (including credit default swaps), as well as restricted or illiquid securities. Manulife may also invest its portion of the Income Fund’s portfolio significantly in currency spots, forwards and options, and interest-rate futures and options for both hedging and non-hedging purposes, including for purposes of enhancing returns. In addition, Manulife may invest in domestic or foreign common stocks.

Manulife is located at 197 Clarendon Street, Boston, MA 02116. Manulife, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Manulife Financial Corporation. Manulife Financial Corporation is a Canadian-based publicly-held company that is listed on the Toronto Stock Exchange, New York Stock Exchange, Hong Kong Stock Exchange, and Philippine Stock Exchange. As of March 31, 2018, Manulife managed approximately $206 billion in assets. Manulife’s investment team consists of Daniel S. Janis, III, Thomas C. Goggins, Kisoo Park and Christopher Chapman, CFA.

Mr. Daniel S. Janis, III is head of Global Multi-Sector Fixed Income at Manulife. He is a senior managing director, senior portfolio manager and the lead portfolio manager for the company’s global multi-sector fixed income strategies, responsible for asset allocation, global bond research and currency management. His areas of expertise include global economics, foreign exchange, derivatives and risk management. Prior to joining the company, Mr. Janis was a vice president and proprietary risk manager for BankBoston. Earlier in his career, he worked as a vice president for Morgan Stanley in the foreign exchange department and managed their forward desk from 1991 to 1997. He earned a AB in Economics from Harvard University and holds certification from the Association of International Bond Dealers.

Mr. Thomas C. Goggins is a senior managing director and senior portfolio manager on the Global Multi-Sector Fixed Income Team at Manulife. He is responsible for portfolio management, global bond research, security selection and risk management for the company’s global multi-sector fixed income strategies. Prior to joining the company, Mr. Goggins held positions at Putnam Investments, Transamerica Investments, SAC Capital and Fontana Capital. He earned a BBA from the University of Wisconsin and an MA in Finance and Accounting from Northwestern University’s JL Kellogg Graduate School of Management.

Mr. Kisoo Park is a managing director and portfolio manager on the Global Multi-Sector Fixed Income Team at Manulife. He is responsible for portfolio management, global bond research and currency management for the company’s global multi-sector fixed income strategies. Mr. Park joined Manulife Asset Management from a hedge fund firm based in Hong Kong, where he was a founding member and COO. Prior to that, he was the CIO responsible for tactical asset allocation investing in global equities, fixed income, commodities, FX and interest rate asset classes at Prince Asset Management, Hong Kong. Earlier in his career, Mr. Park held positions at Bank of Montreal, Fleet National Bank, Morgan Stanley and Bank of New England, where he began his career specializing in treasury products, FX and interest rate trading. He earned a BA in Economics from Tufts University and attended The University of Chicago Booth School of Business.

Mr. Christopher Chapman, CFA, is a managing director and portfolio manager on the Global Multi-Sector Fixed Income Team at Manulife. He is responsible for portfolio management, global sovereign debt and currency research, portfolio construction, and risk management for the company’s global multi-sector fixed income strategies. Prior to this position, Mr. Chapman was a senior investment analyst with the Global Multi-Sector Fixed Income Team. Before that, he worked in several other areas of the firm, including as an investment risk analyst on the Quantitative Research Team. Mr. Chapman began his career at State Street Bank. He earned a BSBA in Management from Stonehill College and an MSF from Boston College. He is a CFA charterholder and a member of CFA Society Boston, Inc.

Aggregate Fees

Wilshire’s annual advisory fee for the Income Fund is 0.60% on the Fund’s average daily net assets. For the fiscal year ended December 31, 2017, the Income Fund paid Wilshire $2,161,866 in net advisory fees.

For the fiscal year ended December 31, 2017, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Income Fund totaled $1,333,247. These aggregate subadvisory fees represented 0.74% of the average net assets of the Income Fund as of the fiscal year ended December 31, 2017.

For the fiscal year ended December 31, 2017, the aggregate subadvisory fees that would have been paid by Wilshire if the Manulife Subadvisory Agreement was in effect with respect to the Income Fund are less than the fees paid pursuant to the subadvisory agreement with Guggenheim Partners Investment Management, LLC. For a more detailed discussion regarding the aggregate subadvisory fees, please see the section titled “Combined Aggregate Fees of Voya and Manulife” in this Information Statement.

    All subadvisory fees are paid by Wilshire and not the Company. The fee paid by Wilshire to the Subadviser depends on the fee rates negotiated by Wilshire and on the percentage of the assets of the Income Fund allocated by Wilshire to Manulife. Because Wilshire pays the Subadviser’s fees out of its own fees received from the Income Fund, there is no “duplication” of advisory fees paid.

Terms of Manulife Subadvisory Agreement

The Manulife Subadvisory Agreement will continue in effect until August 31, 2019, unless sooner terminated as provided in certain provisions contained in the Manulife Subadvisory Agreement. The Manulife Subadvisory Agreement will continue in effect from year to year thereafter with respect to the Income Fund so long as the Manulife Subadvisory Agreement is specifically approved at least annually in the manner required by the 1940 Act.

The Manulife Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or the Subadviser on sixty days’ prior written notice to the other party. The Manulife Subadvisory Agreement may be terminated by the Income Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Income Fund (as defined by the 1940 Act) on sixty days’ written notice to the Subadviser by the Income Fund. The Manulife Subadvisory Agreement may also be terminated at any time without payment of any penalty by Wilshire, the Board or a vote of the majority of outstanding voting securities of the Income Fund in the event the Subadviser has taken any action which results in a material breach of the covenants of the Subadviser under the Manulife Subadvisory Agreement. The Manulife Subadvisory Agreement will automatically terminate with respect to the Income Fund if the Investment Advisory Agreement between Wilshire and the Income Fund is terminated, assigned or not renewed.

Additional Disclosure Regarding Manulife

The following information was provided by Manulife regarding the accounts for which Manulife acts as subadviser and which have investment objectives similar to that of the Income Fund.

Fund Name	Approximate Net Assets (as of May 31, 2018)	Fee Rate (% of average daily net assets)
Affiliated Registered Investment Company A Affiliated Registered Investment Company B Affiliated Dublin based UCITS	$7,541,066,665 $571,629,966 $35,991,155	0.25% on first $500 million 0.20% on the next $3 billion 0.15% on the next $4 billion 0.14% on the next $4.5 billion 0.125% over $12 billion
Affiliated Cayman based open-end fund	$219,251,051	0.28%
Registered Investment Company	$113,429,138	0.35% on first $20 million 0.30% on the next $180 million 0.25% thereafter

Manulife charges a lower fee to affiliated entities due to the nature of the affiliated relationship.

The names and principal occupations of the principal executive officers and each director of Manulife are listed below. The address for each such officer or director is 197 Clarendon Street, Boston, MA 02116.

Name	Title/Principal Occupation
Frank Joseph Saeli	Director
Diane Robin Landers	President and Chief Operating Officer
Carolyn Marie Flanagan	Chief Legal Officer
Christopher Paul Conkey	Chief Investment Officer
Luca Emilio Pontillo	Director
Andrew Grant Arnott	Director
Paul Martin Donahue	Chief Compliance Officer
Kenneth Damato	Chief Administrative Officer
Jeffrey Howard Nataupsky	Chief Financial Officer
Paul Raymon Lorentz	Director

VOYA

In managing its portion of the Income Fund, Voya focuses on managing below investment grade debt instruments and structured credit securities held by the Income Fund. Voya believes that a disciplined investment process with macro-theme analysis built into every step will capture market changes and guide it to unrecognized value opportunities. The investment process includes a balanced emphasis on quantitative and qualitative inputs that foster strong checks and balances and validation for its investment themes. Top down macro themes shape Voya’s overall strategy and also provide the context for bottom up security selection. Proprietary risk management tools and processes help to monitor portfolio risk exposures. Voya’s management of its portion of the Fund’s portfolio relies on sector allocation, curve positioning and security selection.

Voya is located at 230 Park Avenue, New York, NY 10169. Voya, a Delaware limited liability company, is a wholly-owned subsidiary of Voya Investment Management LLC (“Voya IM LLC”), a registered investment adviser, which, in turn, is a wholly-owned subsidiary of Voya Holdings Inc. (“Voya Holdings”). Voya Holdings is a wholly-owned subsidiary of Voya Financial, Inc., a publicly traded company. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of March 31, 2018, Voya IM LLC managed approximately $227.1 billion in assets. Voya’s investment team consists of Matthew Toms, CFA, Sean Banai, CFA, and Brian Timberlake, Ph.D., CFA.

Matthew Toms, CFA, Portfolio Manager, and chief investment officer (“CIO”) of fixed-income at Voya, joined Voya in 2009. In this role, Mr. Toms leads a team of more than 100 investment professionals. Before becoming CIO, Mr. Toms was head of public fixed-income at Voya, overseeing the investment teams responsible for investment grade corporate, high yield corporate, structured products, mortgage-backed securities, emerging market debt and money market strategies for Voya’s general account and third-party business.

Sean Banai, CFA, Portfolio Manager, and head of portfolio management for the fixed-income platform at Voya, joined Voya in 1999. Previously, Mr. Banai was a senior portfolio manager and prior to that he served as head of quantitative research for proprietary fixed income.

Brian Timberlake, Ph.D., CFA, Portfolio Manager, is currently Head of Fixed Income Research at Voya. Prior to this position, Mr. Timberlake was Head of Quantitative Research and prior to that he served as Senior Quantitative Analyst. Mr. Timberlake joined Voya in 2003.

Aggregate Fees

Wilshire’s annual advisory fee for the Income Fund is 0.60% on the Fund’s average daily net assets. For the fiscal year ended December 31, 2017, the Income Fund paid Wilshire $2,161,866 in net advisory fees.

For the fiscal year ended December 31, 2017, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Income Fund totaled $1,333,247. These aggregate subadvisory fees represented 0.74% of the average net assets of the Income Fund as of the fiscal year ended December 31, 2017.

For the fiscal year ended December 31, 2017, the aggregate subadvisory fees that would have been paid by Wilshire if the Voya Subadvisory Agreement was in effect with respect to the Income Fund are less than the fees paid pursuant to the subadvisory agreement with Guggenheim Partners Investment Management, LLC. For a more detailed discussion regarding the aggregate subadvisory fees, please see the section titled “Combined Aggregate Fees of Voya and Manulife” in this Information Statement.

All subadvisory fees are paid by Wilshire and not the Company. The fee paid by Wilshire to the Subadviser depends on the fee rates negotiated by Wilshire and on the percentage of the assets of the Income Fund allocated by Wilshire to Voya. Because Wilshire pays the Subadviser’s fees out of its own fees received from the Income Fund, there is no “duplication” of advisory fees paid.

Terms of Voya Subadvisory Agreement

The Voya Subadvisory Agreement will continue in effect until August 31, 2019, unless sooner terminated as provided in certain provisions contained in the Voya Subadvisory Agreement. The Voya Subadvisory Agreement will continue in effect from year to year thereafter with respect to the Income Fund so long as the Voya Subadvisory Agreement is specifically approved at least annually in the manner required by the 1940 Act.

The Voya Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or the Subadviser on sixty days’ prior written notice to the other party. The Voya Subadvisory Agreement may be terminated by the Income Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Income Fund (as defined by the 1940 Act) on sixty days’ written notice to the Subadviser by the Income Fund. The Voya Subadvisory Agreement may also be terminated at any time without payment of any penalty by Wilshire, the Board or a vote of the majority of outstanding voting securities of the Income Fund in the event the Subadviser has taken any action which results in a material breach of the covenants of the Subadviser under the Voya Subadvisory Agreement. The Voya Subadvisory Agreement will automatically terminate with respect to the Income Fund if the Investment Advisory Agreement between Wilshire and the Income Fund is terminated, assigned or not renewed.

Additional Disclosure Regarding Voya

The following information was provided by Voya regarding the accounts for which Voya acts as an adviser and which have investment objectives similar to that of the Income Fund.

Fund Name	Approximate Net Assets (as of May 31, 2018)	Fee Rate (% of average daily net assets)
Voya Strategic Income Opportunities Fund	$488.57 mm* *Value of total fund	0.50%** **Fee specific to Class I shares

The names and principal occupations of the principal executive officers and each director of Voya are listed below. The address for each such officer or director is 230 Park Avenue, New York, NY 10169.

Name	Title/Principal Occupation
Gerald Thomas Lins	Managing Director and General Counsel
Christine Lynne Hurtsellers	Director, Chairwoman and Chief Executive Officer
Mark Donald Weber	Director and Senior Managing Director
Paul Lawrence Zemsky	Senior Managing Director
Deborah Ann Hammalian	Chief Compliance Officer and Senior Vice President
Michael Bruce Pytosh	Chief Investment Officer of Equities and Senior Managing Director
Amir Sahibzada	Chief Risk Officer
Michael Allyn Bell	Director, Chief Financial Officer and Managing Director
Matthew Toms	Chief Investment Officer of Fixed Income and Proprietary Investments and Senior Managing Director
James Michael Fink	Managing Director and Chief Administrative Officer
Dina Santoro	Managing Director and Head of Product Marketing and Strategy

Combined Aggregate Fees of Manulife and Voya

Wilshire’s annual advisory fee for the Income Fund is 0.60% on the Fund’s average daily net assets. For the fiscal year ended December 31, 2017, the Income Fund paid Wilshire $2,161,866 in net advisory fees.

For the fiscal year ended December 31, 2017, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Income Fund totaled $1,333,247. These aggregate subadvisory fees represented 0.74% of the average net assets of the Income Fund as of the fiscal year ended December 31, 2017.

For the fiscal year ended December 31, 2017, the aggregate subadvisory fees that would have been paid by Wilshire if both the Manulife Subadvisory Agreement and the Voya Subadvisory Agreement were in effect with respect to the Income Fund was $1,243,673. If both the Manulife Subadvisory Agreement and the Voya Subadvisory Agreement had been in effect rather than the subadvisory agreement with Guggenheim Partners Investment Management, LLC, the percentage difference between the amounts actually paid by Wilshire and the amounts that would have been paid by Wilshire under all subadvisory agreements is 6.72% lower for the Income Fund.

All subadvisory fees are paid by Wilshire and not the Company. The fee paid by Wilshire to the Subadviser depends on the fee rates negotiated by Wilshire and on the percentage of the assets of the Income Fund allocated by Wilshire to each subadviser. Because Wilshire pays the Subadviser’s fees out of its own fees received from the Income Fund, there is no “duplication” of advisory fees paid.

Distributor and Administrator

Pursuant to a Distribution Agreement, Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the distributor for the continuous offering of shares of the International Fund and the Income Fund and acts as agent of the International Fund and the Income Fund in the sale of its respective shares. Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, an affiliate of the Distributor, is the administrator for the Company. Ultimus Fund Distributors, LLC, is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of the Notice Regarding Internet Availability of this Information Statement will be sent to shareholders at the same address. If you would like to receive a separate copy of the Notice Regarding Internet Availability of this Information Statement, please call 1-866-591-1568. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-866-591-1568 or write to the Company c/o DST Systems, Inc., at 430 W. 7th Street, Kansas City, MO 64105.

Other Information

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE INCOME FUND OR INTERNATIONAL FUND UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO WILSHIRE MUTUAL FUNDS, INC. C/O DST SYSTEMS, INC. 430 W. 7TH STREET, KANSAS CITY, MO 64105, OR BY CALLING 1-866-591-1568.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS
INFORMATION STATEMENT:

The Information Statement is available at:
http://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireIncomeOpportunitiesFund.aspx
http://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireInternationalEquityFund.aspx

APPENDIX A

AMENDMENT #2 TO INVESTMENT SUB-ADVISORY AGREEMENT

This Amendment is made as of the 15th day of June 2018 by and between Wilshire Associates Incorporated, a corporation organized under the laws of the State of California (“Adviser”), and Pzena Investment Management, LLC, a registered investment adviser (“Sub-Adviser”).

WHEREAS, Adviser is the investment adviser of Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amendment consisting of seven separate series of portfolios (collectively, the “Fund Portfolios”);

WHEREAS Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement (as amended, restated or otherwise modified from time to time, the “Agreement”) as of December 23, 2004 and amended as of March 29, 2007 and February 28th, 2013, under which Adviser retained Sub-Adviser to furnish investment advisory services for the Wilshire Large Company Value Portfolio;

WHEREAS the Adviser and the Sub-Adviser wish to amend certain of the terms of the Agreement to retain Sub-Advisor to furnish investment advisory services for the Wilshire International Equity Portfolio in addition to the Wilshire Large Company Value Portfolio;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Effective upon the Effective Date, Exhibit 1 – Fund Portfolio Listing of the Agreement shall be deleted in its entirety and replaced by Exhibit 1 – Fund Portfolio Listing attached hereto.

2. Effective upon the Effective Date, Exhibit 2 – Fee Schedule of the Agreement shall be deleted in its entirety and replaced by Exhibit 2 – Fee Schedule attached hereto.

3. This Amendment shall be effective as of June 4, 2018 (the “Effective Date”).

4. Except to the extent expressly amended by the terms of this Amendment, all terms and conditions of the Original Agreement and all other instruments and agreements executed thereunder remain in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed and sealed this Amendment, all as of the date first written above.

Wilshire Associates Incorporated

By:	/s/ Jason Schwarz
Name:	Jason Schwarz
Title:	President, Wilshire Funds Management

Pzena Investment Management, LLC

By:	/s/ Gary Bachman
Name:	Gary Bachman
Title:	Managing Principal

EXHIBIT 1
FUND PORTFOLIO LISTING

Wilshire Large Company Value Portfolio1

Wilshire International Equity Portfolio2

[1]

Sub-Adviser references the Pzena Large Cap Value Strategy in connection with its sub-advisory services to the Portfolio Segment of the Wilshire Large Company Value Portfolio; provided that, for the avoidance of doubt, Sub-Adviser shall manage such Portfolio Segment solely in accordance with the terms of this Agreement and the investment guidelines with respect to such Portfolio Segment.

[2]

Sub-Adviser references the Pzena International Value All Country (ex-U.S.) Strategy in connection with its sub-advisory services to the Portfolio Segment of the Wilshire International Equity Portfolio; provided that, for the avoidance of doubt, Sub-Adviser shall manage such Portfolio Segment solely in accordance with the terms of this Agreement and the investment guidelines with respect to such Portfolio Segment.

EXHIBIT 2
FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

Wilshire Large Company Value Portfolio

(i)	[ ]% per annum on the first $25,000,000;

(ii)	[ ]% per annum on the next $75,000,000;

(iii)	[ ]% per annum on the next $200,000,000; and

(iv)	[ ]% per annum thereafter.

If the average daily net assets of the Wilshire Large Company Value Portfolio Portfolio Segment are less than $10,000,000 on the last business day of the preceding month, the Sub-Adviser’s fee shall be [ ]% per annum for such Portfolio Segment. In such event, there will be a minimum annual fee of $[ ] and a maximum annual fee of $[ ] with respect to such Portfolio Segment.

Wilshire International Equity Portfolio

(i)	Through and including June 25, 2020: [ ]% per annum

(ii)	Following June 25, 2020:

a.	[ ]% per annum on the first $100,000,000 of the Portfolio Segment,

b.	[ ]% per annum on the next $200,000,000 of the Portfolio Segment, and

c.	[ ]% on amounts above $300,000,000 of the Portfolio Segment.

Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above (or 1/366th of the annual rate in a leap year) and paid monthly. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement with respect to any or all of the Fund Portfolios, all compensation due through the date of termination with respect to such Fund Portfolio(s) will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

APPENDIX B

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 4th day of June, 2018 (the “Effective Date”) by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and Manulife Asset Management (US) LLC, a registered investment adviser (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of seven separate series or portfolios (collectively, the “Fund Portfolios”) including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Fund, the Wilshire International Equity Fund and the Wilshire Income Opportunities Fund;

Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio described in Exhibit 1 for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2. Sub-Adviser Services. Subject always to the supervision of the Fund’s Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser is hereby appointed as the Fund’s attorney-in-fact to execute all documentation to facilitate investments for the Portfolio Segment, including without limitation, broker dealer agreements, counterparty agreements, and futures commission agreements and any other documentation deemed necessary to effect the investments to the extent permitted by this Agreement and any investment guidelines (“Trading Agreements”). Sub-Adviser is authorized to execute amendments to the Trading Agreements, including without limitation “protocols” or similar agreements entered into to reflect the adoption of industry-wide standard terms and terms deemed applicable for meeting any regulatory compliance requirements.

Under no circumstances shall Sub-Adviser, unless otherwise agreed to in writing by each Fund, have or maintain, within the meaning of Rule 206(4)-2 of the Investment Advisers Act of 1940, custody and/or physical control of the assets in the Portfolio Segments. Sub-Adviser shall not be deemed to have or maintain custody and/or physical control of assets in the Portfolio Segments by virtue of Sub-Adviser’s authority to direct the custodian to make payments and deliveries of assets in the Portfolio Segments or accept payments and deliveries of cash and assets of third parties for the Fund in connection with investments and transactions effected by the Sub-Adviser for the Fund. Such payments and deliveries may include transfers and/or deliveries of assets of the Portfolio Segments as well as receipt of third party assets as collateral or security in connection investments or transactions effected by the Sub-Adviser for the Fund and deemed appropriate or necessary pursuant to the Sub-Adviser’s duties under this Agreement. The Sub-Adviser agrees to promptly provide the Adviser and the Fund with copies of any such agreements executed on behalf of the Adviser or the Fund. Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

(a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

(c) to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;

(d) is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment. The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

(e) is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

(f) will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(g) will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

(h) will vote all proxies with respect to securities in each Portfolio Segment;

(i) upon notification from the Fund’s custodian, Sub-Adviser shall have the authority to assist the custodian in its filing of proof of claim forms in connection with any litigation or other proceeding based upon the Sub-Adviser’s records regarding any security held in the Portfolio Segment unless otherwise limited herein. In determining whether to file proof of claim forms, the custodian may consult with and seek advice from the Sub-Adviser on such matters; and

(j) will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3. Expenses. During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment. Sub-Adviser agrees to bear any Portfolio expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information. Sub-Adviser also agrees to bear any costs and expenses incurred by Adviser in connection with third party document requests or subpoenas for production of information relating to the services provided by Sub-Adviser hereunder.

4. Compensation. For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

5. Other Services. Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund’s Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6. Affiliated Broker. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7. Services of Affiliates To the extent permitted by law, Sub-Adviser is hereby authorized under this Agreement to utilize any of its affiliates or their personnel to assist it with providing portfolio management and trade execution services as well as administrative and support services (commonly referred to as middle and back office services), provided that Sub-Adviser will remain solely liable to the Adviser at all times for the performance of its obligations under the Agreement and will remain responsible for the acts and omissions of such affiliates. Adviser acknowledges that affiliates of the Sub-Adviser may have involvement in certain investments made for the Account, including, but not limited to, services as administrative agent in connection with a loan. No affiliate shall have any authority or power to make any decisions with respect to the Adviser’s assets that are managed under this Agreement. Sub-Adviser may also employ third party agents to perform any administrative or ancillary services, including security and cash reconciliation, portfolio pricing and corporate action processing, required to enable Manager to perform such services under the Agreement. Sub-Adviser will act in good faith and with reasonable skill and care in the selection, use and monitoring of agents. Adviser shall not be responsible for any fees which any affiliate or third-party agent may charge to Sub-Adviser in connection with providing such services.

8. Representations of Sub-Adviser. Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.

9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser pursuant to the recitals above, including without limitation Section 7, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material aspects.

10. Books and Records. Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may, disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and directors and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

11. Code of Ethics. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

12. Limitation of Liability. Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

13. Term and Termination. This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date and shall remain in full force until August 31, 2019, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

(a) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

(b) This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

(c) This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

14. Notice. Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

15. Limitations on Liability. The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

16. Adviser Responsibility. Adviser will provide Sub-Adviser with copies of the Fund’s Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

17. Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

18. Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

19. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED		MANULIFE ASSET MANAGEMENT (US) LLC

By:	/s/ Jason Schwarz	By:	/s/ Diane R. Landers

Title:	President	Title:	President and COO

EXHIBIT 1
FUND PORTFOLIO LISTING

1.    Wilshire Mutual Funds Wilshire Income Opportunities Fund

EXHIBIT 2
FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

Wilshire Mutual Funds - Wilshire Income Opportunities Fund:

[ ]% on the first $25 million in net assets;

[ ]% on the next $200 million in net assets

[ ]% on net assets above $225 million

Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 14th day of June, 2018 (the “Effective Date”) by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and Voya Investment Management Co. LLC, a registered investment adviser (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of seven separate series or portfolios (collectively, the “Fund Portfolios”) including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Fund, the Wilshire International Equity Fund and the Wilshire Income Opportunities Fund;

Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio described in Exhibit 1 for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2. Sub-Adviser Services. Subject always to the supervision of the Fund’s Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser is hereby appointed as the Fund’s attorney-in-fact to execute all documentation and take all actions to facilitate investments for the Portfolio Segment, including without limitation, (i) enter into trading agreements for use with respect to the Portfolio Segment, including without limitation, broker dealer agreements, counterparty agreements, and futures commission agreements and any other documentation deemed necessary to effect the investments (collectively, “Trading Agreements”); (ii) invest in any of the funds or strategies set forth in the investment guidelines with respect to the Portfolio Segment (the “Investment Guidelines”); (iii) commit for, buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other securities or commodity interests including, but not limited to, preferred stocks, corporate, government, mortgage and asset backed debt, money market instruments, financial futures and options (including options on futures), any derivative instruments, transactions, agreements or arrangements including, but not limited to, interest rate and currency swaps, total return swaps, and credit default swaps; (iv) place orders for the execution of such security or commodity transactions, hedging transactions and derivative transactions with or through brokers, dealers, futures commission merchants, swap execution facilities and other derivative trading platforms, issuers or counterparties; and (v) issue instructions to the Fund’s custodian with regard to the assets in the Portfolio Segment, in each case solely to the extent permitted by this Agreement and the Investment Guidelines. Sub-Adviser is authorized to execute amendments to the Trading Agreements, including without limitation “protocols” or similar agreements entered into to reflect the adoption of industry-wide standard terms and terms deemed applicable for meeting any regulatory compliance requirements.

Under no circumstances shall Sub-Adviser, unless otherwise agreed to in writing by each Fund, have or maintain, within the meaning of Rule 206(4)-2 of the Investment Advisers Act of 1940, custody and/or physical control of the assets in the Portfolio Segments. Sub-Adviser shall not be deemed to have or maintain custody and/or physical control of assets in the Portfolio Segments by virtue of Sub-Adviser’s authority to direct the custodian to make payments and deliveries of assets in the Portfolio Segments or accept payments and deliveries of cash and assets of third parties for the Fund in connection with investments and transactions effected by the Sub-Adviser for the Fund. Such payments and deliveries may include transfers and/or deliveries of assets of the Portfolio Segments as well as receipt of third party assets as collateral or security in connection investments or transactions effected by the Sub-Adviser for the Fund and deemed appropriate or necessary pursuant to the Sub-Adviser’s duties under this Agreement. The Sub-Adviser agrees to promptly provide the Adviser and the Fund with copies of any such agreements executed on behalf of the Adviser or the Fund. Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

(a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

(c) to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;

(d) is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment. The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

(e) is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

(f) will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(g) will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

(h) will vote all proxies with respect to securities in each Portfolio Segment;

(i) shall have the authority, at its discretion, to file proof of claim forms in connection with any litigation or other proceeding based upon the Sub-Adviser’s records regarding any security held in the Portfolio Segment unless otherwise limited herein. In determining whether to file proof of claim forms, Sub-Adviser will use reasonable discretion; and

(j) will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3. Expenses. During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment. Sub-Adviser agrees to bear any Portfolio expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information. Sub-Adviser also agrees to bear any costs and expenses incurred by Adviser in connection with third party document requests or subpoenas for production of information relating to the services provided by Sub-Adviser hereunder.

4. Compensation. For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

5. Other Services. Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund’s Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6. Affiliated Broker. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7. Representations of Sub-Adviser. Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.

8. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser pursuant to the recitals above, including without limitation Section 7, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material aspects.

9. Books and Records. Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may, disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and directors and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

10. Code of Ethics. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

11. Limitation of Liability. Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

12. Term and Termination. This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date and shall remain in full force until August 31, 2019, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

(a) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

(b) This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

(c) This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

13. Notice. Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

14. Limitations on Liability. The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

15. Adviser Responsibility. Adviser will provide Sub-Adviser with copies of the Fund’s Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

16. Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

17. Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

18. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED		VOYA INVESTMENT MANAGEMENT CO. LLC

By:	/s/ Jason Schwarz	By:	/s/ Eileen Madden

Title:	Director, Wilshire Mutual Funds	Title:	SVP, Head of Client Service and Relationship Management

EXHIBIT 1
FUND PORTFOLIO LISTING

1.    Wilshire Mutual Funds Wilshire Income Opportunities Fund

EXHIBIT 2
FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

Wilshire Mutual Funds - Wilshire Income Opportunities Fund:

[ ]% on the first $100 million in net assets;

[ ]% on the next $300 million in net assets

[ ]% on net assets above $400 million

Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

APPENDIX C

The following tables set forth, as of July 25, 2018, the holders of the shares of the International Fund and the Income Fund known by each Fund, respectively, to own, control or hold with power to vote 5% or more of the Fund’s outstanding securities.

Portfolio/Class	Shareholders	Percentage Owned
Wilshire International Equity Fund – Investment Class
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	16.12%
Wilshire International Equity Fund – Institutional Class
	Wilshire Variable Insurance Trust Wilshire Global Allocation Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246-1617	28.57%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	17.46%
	Wilshire Variable Insurance Trust Wilshire 2035 Fund 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1061	5.53%
	Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	6.78%
	National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	21.92%
Wilshire Income Opportunities Fund – Investment Class
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	23.15%
	Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	11.06%
	Charles Schwab & Co. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	9.69%

Portfolio/Class	Shareholders	Percentage Owned
Wilshire Income Opportunities Fund – Institutional Class
	Wilshire Variable Insurance Trust Wilshire Global Allocation Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246-1617	29.46%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	28.19%
	Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	11.49%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	9.76%

Wilshire International Equity Fund
Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

Wilshire Income Opportunities Fund
Investment Class Shares (WIORX)
Institutional Class Shares (WIOPX)

Each a series of the Wilshire Mutual Funds, Inc.
c/o DST Systems
P.O. Box 219512
Kansas City, MO 64121-9512
Telephone: 866-591-1568
http://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireIncomeOpportunitiesFund.aspx
http://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireInternationalEquityFund.aspx

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the Wilshire International Equity Fund (the “International Fund”) and the Wilshire Income Opportunities Fund (the “Income Fund”), each a series of Wilshire Mutual Funds, Inc. (the “Company”), and the selection and approval of certain subadvisers for your Fund. We encourage you to access and review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only. You do not need to take any action in connection with the selection and approval of subadvisers.

The Information Statement describes the recent approval by the Board of Directors of the Company of the following:

(i)

an amended subadvisory agreement between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) and Pzena Investment Management, LLC (“Pzena”), pursuant to which Pzena serves as a new subadviser to the International Fund effective June 25, 2018;

(ii)	a subadvisory agreement between Wilshire and Manulife Asset Management (US) LLC (“Manulife”), pursuant to which Manulife serves as a new subadviser to the Income Fund effective June 21, 2018; and

(iii)	a subadvisory agreement between Wilshire and Voya Investment Management Co. LLC (“Voya”), pursuant to which Voya serves as a new subadviser to the Income Fund effective June 20, 2018.

Please note that, in reliance on an exemptive order issued by the Securities and Exchange Commission, changes in subadvisers for the Income Fund and the International Fund do not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of the Information Statement is to provide you with certain additional information about these changes that we are required to make available to you.

In lieu of physical delivery of the Information Statement, the International Fund and the Income Fund will make the Information Statement available to you on the Company’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about August 24, 2018, to shareholders of record of each Fund as of July 25, 2018. The Information Statement will be available on the Company’s website until November 26, 2018 at:

http://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireIncomeOpportunitiesFund.aspx

and

http://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireInternationalEquityFund.aspx.

A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Company at WilshireFA@ultimusfundsolutions.com or toll-free at 1-866-591-1568.

Please note: Only one Notice is being delivered to multiple shareholders who share an address unless your Fund has received contrary instructions from one or more of the shareholders. The Company will deliver, without charge, promptly upon request to the toll-free telephone number or email address listed above, a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free telephone number listed above or write to the Company c/o DST Systems, Inc., at 430 W. 7th Street, Kansas City, MO 64105.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one.

A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.